UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 4, 2014
HealthSouth Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)
3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Officers, Including Zip Code)
(205) 967-7116
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 4, 2014, HealthSouth Corporation (“HealthSouth” or the “Company”) and certain of its subsidiaries, as guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company has agreed to issue and sell to the Underwriters, and the Underwriters have agreed to purchase for resale to the public an additional $175 million in aggregate principal amount of the Company’s 5.75% Senior Notes due November 1, 2024 (the “Additional 2024 Notes”) at a public offering price of 103.625% of the principal amount. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The sale of the Additional 2024 Notes is registered pursuant to a Registration Statement (No. 333-183740) on Form S-3 filed by the Company with the Securities and Exchange Commission. This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into that Registration Statement.

On September 18, 2014, HealthSouth expects to complete its registered public offering of the Additional 2024 Notes, the terms of which will be governed by the previously executed Indenture, dated as of December 1, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as successor to The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”), and the Fourth Supplemental Indenture, dated September 11, 2012 (the “2024 Supplemental Indenture”), among the Company, the subsidiary guarantors named therein, and the Trustee. Upon completion of the offering, the Additional 2024 Notes will:

•	mature on November 1, 2024 and bear interest at 5.75% per annum, payable semiannually in arrears on May 1 and November 1, beginning on November 1, 2014;

•
be jointly and severally guaranteed on a senior, unsecured basis by all of the Company’s existing and future subsidiaries that guarantee borrowings under its credit agreement and other capital markets debt;

•	rank, along with the related guarantees, equal in right of payment to the Company’s current and future senior debt and senior in right of payment to any future subordinated debt; and

•
be effectively subordinated to the Company’s current and future secured debt, to the extent of the value of the assets securing such debt, and any liabilities of the Company’s non-guarantor subsidiaries.

The indenture relating to the Additional 2024 Notes contains restrictive covenants that, among other things, limit the Company’s ability and the ability of certain of its subsidiaries to, among other things, incur or guarantee additional indebtedness; pay dividends on, or redeem or repurchase, its capital stock; make investments; and merge, consolidate, or transfer all or substantially all of its assets.

The descriptions of the provisions of the Base Indenture and the 2024 Supplemental Indenture are summary in nature and are qualified in their entirety by reference to the provisions of the definitive agreements. The Base Indenture was filed as an exhibit to the Company’s Annual Report on Form 10‑K for the year ended December 31, 2009, and is incorporated herein by reference. The 2024 Supplemental Indenture, which includes the form of Additional 2024 Notes, was filed on September 11, 2012 as Exhibit 4.2 to Company’s Current Report on Form 8-K and are incorporated herein by reference.

The expenses relating to the offering of the Additional 2024 Notes are estimated to be as follows:

Amount to be paid
SEC Registration Fee	$23,358
Accounting Fees and Expenses	75,000
Legal Fees and Expenses	75,000
Printing Expenses	35,000
Trustee’s Fees and Expenses	6,000
Rating Agency Fees	125,000
Total	$339,358

Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes certain projections and other forward-looking statements, such as the likelihood and timing of the completion of the offering of Additional 2024 Notes, that reflect the Company’s current views with respect to future events. These forward-looking statements are based on assumptions the Company believes, as of the date hereof, to be reasonable and involve a number of risks and uncertainties. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by HealthSouth include, but are not limited to, any adverse outcome of various lawsuits, claims, and legal or regulatory proceedings involving HealthSouth, including its pending DOJ and HHS-OIG investigations; potential disruptions, breaches, or other incidents affecting the proper operation, availability, or security of HealthSouth’s information systems, including unauthorized access to or theft of patient information or other sensitive information; significant changes in HealthSouth’s management team; HealthSouth’s ability to successfully complete and integrate de novo developments, acquisitions, investments, and joint ventures consistent with its growth strategy; changes, delays in (including in connection with resolution of Medicare payment reviews or appeals), or suspension of reimbursement for HealthSouth’s services by governmental or private payors; and general conditions in the economy and capital markets. All such forward-looking statements speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein. There can be no assurance that any forward-looking statements will be realized.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits

1.1
Underwriting Agreement, dated as of September 4, 2014, among HealthSouth Corporation, its subsidiary guarantors named therein and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1
Indenture, dated as of December 1, 2009, between HealthSouth Corporation and Wells Fargo Bank, National Association, as successor to The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated herein by reference to Exhibit 4.7.1 to HealthSouth’s Annual Report on Form 10-K for the year ended December 31, 2009).

4.2
Fourth Supplemental Indenture, dated September 11, 2012, between HealthSouth Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as successor to The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated herein by reference to Exhibit 4.2 to HealthSouth’s Current Report on Form 8-K filed on September 11, 2012).

4.3	Form of 5.75% Senior Notes due 2024 (included in Exhibit 4.2).

5.1	Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird (included in Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthSouth Corporation

By:     /s/ John P. Whittington

Name:	John P. Whittington

Title:	Executive Vice President,
General Counsel, and Corporate Secretary

Dated: September 10, 2014